FIRST ADDENDUM
                                       TO
                                 PROMISSORY NOTE


     WHEREAS, the undersigned, MATTHEW P. DWYER (the "Maker"), has executed a promissory note dated November 22, 2002 in the original principal amount of $150,000.00 (the "Note") in favor of MARC DOUGLAS, (the "Holder");

     WHEREAS,  the  Maturity  Date  under  Note  was  February  24,  2003;

     WHEREAS, Maker and Holder mutually desire by this First Addendum to Promissory Note to change the Maturity Date to January 24, 2002.

     NOW, THEREFORE, for good and adequate consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  The  Maturity  Date  as  defined in the Note shall be January 24, 2002.

     All other terms and conditions of the Note shall remain unchanged and in full force and effect.

Executed  this  16th  day  of  December,  2002.

HOLDER:                              MAKER:

/s/ Marc Douglas                     /s/ Matthew P. Dwyer
----------------------               --------------------------
Marc  Douglas                        Matthew  P.  Dwyer